SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:  November 4, 1998




                            Foamex International Inc.
                                   Foamex L.P.
                           Foamex Capital Corporation

             (Exact Name of Registrant as specified in its Charter)



         Delaware                    0-22624                    05-0473908
         Delaware                    1-11432                    05-0475617
         Delaware                    1-11436                    22-3182164
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
of corporation)                                             Identification No.)


1000 Columbia Avenue
Linwood, PA                                            19061
(Address of Principal                               (Zip Code)
Executive Offices)


               Registrant's telephone number, including area code:
                                 (610) 859-3000


                                       N/A
          (Former name or former address, if changed since last report)

Item 8.  Change in Fiscal Year

         During September 1998, management of Foamex International Inc., Foamex L.P., and Foamex Capital Corporation evaluated and decided to change the year-end reporting requirement of these entities from a fifty-two or fifty-three week fiscal year ending on the Sunday closest to the end of the calendar year to a calendar year ending December 31st to improve the internal reporting requirements of all Foamex entities. On November 3, 1998, the Board of Directors and other required third parties approved the fiscal year end change. This change is effective for the third fiscal quarter of 1998 which will end on September 30, 1998 and result in a 1998 fiscal year end of December 31, 1998 as compared to January 3, 1999. The transition period of three calendar days, if significant, will be reported in the Company's 1998 Form 10-K.

Item 7.  Financial Statements and Exhibits.

         a)    Financial Statements of Business Acquired:   None

         b)    Pro Forma Financial Information:   None

         c)    Exhibits:   None

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FOAMEX INTERNATIONAL INC.

Date:  November 9, 1998              By: /s/ John A. Feenan
                                        --------------------------
                                     Name:   John A. Feenan
                                     Title:  Executive Vice President and
                                             Chief Financial Officer

                                     FOAMEX L.P.

Date:  November 9, 1998              By: /s/ John A. Feenan
                                        --------------------------
                                     Name:   John A. Feenan
                                     Title:  Executive Vice President and
                                             Chief Financial Officer


                                     FOAMEX CAPITAL CORPORATION

Date:  November 9, 1998              By: /s/ John A. Feenan
                                        --------------------------
                                     Name:   John A. Feenan
                                     Title:  Vice President, Treasurer and
                                             Chief Financial Officer